91462-P1 05/23

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 4, 2023,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED MAY 1, 2023, OF

BRANDYWINEGLOBAL— FLEXIBLE BOND FUND

Effective May 4, 2023, the following disclosure replaces the last bullet point in the section of the Fund’s SAI titled “INVESTMENT POLICIES- Investment Objective and Strategies-Flexible Bond Fund”:

•	The Fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium.

Please retain this supplement for future reference.